UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 11, 2021

Date of Report (Date of earliest event reported)

VENUS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40024	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

477 Madison Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-393-6713

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/10 of an ordinary share	VENAU	The Nasdaq Stock Market LLC
Ordinary Share	VENA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half ordinary share	VENAW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	VENAR	The Nasdaq Stock Market LLC

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Venus Acquisition Corporation (the “Company”) completed its initial public offering on February 11, 2021. The Company has previously accounted for its outstanding warrants (“Warrants”) to purchase ordinary shares as equity within its financial statements.

However, as a result of the Statement, and after discussion and evaluation by the Board of Directors, the audit Committee of the Board of Directors and the Company’s independent auditors, the Company has concluded that the Warrants should be presented as liabilities on its financial statements. As result, the Company has determined to report the liability associated with the Warrants at fair value with subsequent fair value re-measurement at each reporting period. Annexed to this Report on Form 8-K as Exhibit 99.1 is a restated Balance Sheet as of February 11, 2021, the date of completion of the initial public offering which had been filed by the Company on Form 8-K on February 18, 2021.

We have discussed the matters disclosed in this filing with our independent registered public accountants, Friedman LLP.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Restated Balance Sheet dated February 11, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K/A to be signed on its behalf as of May 17, 2021 by the undersigned hereunto duly authorized.

Venus Acquisition Corporation

By:	/s/ Yanming Liu
Yanming Liu
Chief Executive Officer

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